TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
(OF EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/EI/A/96   Printed on Recycled Paper [recycle symbol]


[logo] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.


       LANDMARK
       EQUITY FUND


       ANNUAL
       REPORT
       December 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     1996 was an excellent year for the U.S. stock market, especially the well established, large-capitalization stocks in which the Landmark Equity Fund primarily invests. The market was driven higher by positive economic developments, strong corporate earnings and, as it has been for the past several years, substantial inflows of money from individuals and retirement plans into equities and equity mutual funds. We are pleased that the shareholders of Landmark Equity Fund have benefitted from these trends.

     In this favorable environment, the Landmark Equity Fund continued to be managed to achieve its investment objective: long-term capital growth. Through its investment in Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This report reviews the Portfolio's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the U.S. stock market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  Letter to Shareholders             LANDMARK EQUITY FUND
-------------------------------------- -----------------------------------------
 2  Market Environment                  6   Statement of Assets and Liabilities
    Fund Snapshot                      -----------------------------------------
--------------------------------------  7   Statement of Operations
    Portfolio Managers                 -----------------------------------------
 3  The Portfolio Managers Respond      8   Statement of Changes in Net Assets
    Quotes from the Portfolio Managers -----------------------------------------
--------------------------------------  9   Financial Highlights
 4  Strategy and Outlook               -----------------------------------------
    Equity Portfolio by the Numbers    10   Notes to Financial Statements
-------------------------------------- -----------------------------------------
 5  Fund Data                          12   Independent Auditors' Report
    Performance Highlights             -----------------------------------------
                                       EQUITY PORTFOLIO
                                       -----------------------------------------
                                       13   Portfolio of Investments
                                       -----------------------------------------
                                       15   Statement of Assets and Liabilities
                                            Statement of Operations
                                       -----------------------------------------
                                       16   Statement of Changes in Net Assets
                                            Financial Highlights
                                       -----------------------------------------
                                       17   Notes to Financial Statements
                                       -----------------------------------------
                                       19   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     The economic and market environments of 1996 defied the forecasts of most investment strategists, including the Equity Portfolio's investment adviser, Citibank, N.A. At the start of the year, many investors expected U.S. economic growth to slow substantially. Instead, the pace of economic growth accelerated during the first half of the year, raising concern among investors that the rate of inflation might rise and that the environment for stocks would become less attractive. The market's inflation fears were not realized, however, as economic growth moderated during the second half of the year.

     Sustainable, non-inflationary growth proved to be a formula for above-average performance for many financial assets. In the stock market, the combination of strong corporate earnings and investors' preference for stocks that are easy to buy and sell supported the prices of large, well established companies with consistent earnings growth. Small-cap and mid-cap companies fared less well, however, due to a mid-summer correction in the formerly high-flying technology sector.

     Perhaps the most significant force behind the stock market's advance is the continued inflow of money from individuals and retirement plans to stocks and equity mutual funds. As the Baby Boom generation approaches middle age, its members are becoming more conservative, shifting from net spenders to savers. By maintaining a high level of demand for a finite universe of investments, Baby Boomers have contributed substantially to lower interest rates and higher stock prices.

--------------------------------------------------------------------------------
 FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 12/31/96
$228.9 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Standard & Poor's 500 Index
o Lipper Growth Funds Average

INVESTMENT ADVISER,
EQUITY PORTFOLIO
Citibank, N.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

GRANT HOBSON
Vice President, Citibank, N.A.

RICHARD GOLDMAN
Vice President, Citibank, N.A.

Grant D. Hobson and Richard Goldman are the managers of the Portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGERS RESPOND

     To achieve the Landmark Equity Fund's objective, the Portfolio's investment adviser, Citibank N.A., seeks to identify companies with strong, consistent and profitable earnings growth. More specifically, we analyze thousands of stocks to find those that meet our stringent criteria for return-on-equity, growth of revenues and earnings-per-share and strong balance sheets. This bottom-up approach to investment management is designed to enable the investment adviser to find growing companies in virtually any market environment.

     During 1996, we found such growth stocks in both the large-capitalization and mid-capitalization sectors of the stock market. To take advantage of these opportunities, we sold some of the Portfolio's less growth-oriented positions, including stocks of utilities and energy companies, to free up cash for new positions. Additions to the Portfolio during the second half of 1996 consisted mainly of companies in the consumer non-durables, consumer services, finance and technology industries. We also repositioned our investments in certain sectors; for example, we shifted our holdings in the health care industry out of HMOs into other types of companies with stronger, more visible growth potential.

     While many of the growth stocks we identified in 1996 participated in the stock market's rally, some in the mid-cap sector did not. Yet, we continue to hold these companies because their fundamentals remain quite attractive. By investing in good companies for the long haul, we are confident that this strategy can provide shareholders with attractive returns.

--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGERS

"Investors drove up the prices of large-capitalization, blue-chip stocks in the second half 1996 because of their greater liquidity. We expect mid-capitalization growth stocks to outperform as the market rally broadens."

"We used proceeds from the sale of utilities, energy companies and other less growth-oriented companies to buy high-quality growth stocks in the consumer, finance and technology sectors."

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     We are cautiously optimistic about the prospect for the U.S. stock market in 1997. We are optimistic because the economy appears to be on a steady course in which it should neither overheat to inflationary levels nor deteriorate into recession. Current indicators suggest that the first part of 1997 will show an unchanged monetary policy, modestly lower interest rates and low rates of inflation. Just as important, individuals and retirement plans continue to provide the high levels of demand that have fueled higher stock prices over the past several years.

     We are tempering our optimism with caution because, while the fundamentals of rising corporate earnings and good liquidity suggest that the bull market has a way to go, stock prices relative to earnings are at the high end of their historical range. The recent stock market rally has been exceptional in both magnitude and duration, and we cannot rule out a short-term correction that would bring valuations down to more sustainable levels.

     Over the longer term, however, we continue to believe that stocks will deliver more competitive returns than either bonds or cash. Consequently, we would view a possible stock market correction in 1997 as an excellent opportunity to buy high-quality growth companies at attractively low prices.

 Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 12/31/96)
--------------------------------------------------------------------------------
NAME                                        INDUSTRY SECTOR      % OF NET ASSETS
Gillette Co.                             Consumer-Non Durable        2.66%
American International Group Inc.               Finance              2.45%
Procter & Gamble Co.                     Consumer-Non Durable        2.37%
Colgate-Palmolive Co.                    Consumer-Non Durable        2.36%
State Street Boston Corp.                       Finance              2.32%
Wisconsin Central Transport                 Transportation           2.20%
Sigma Aldrich Corp.                     Commodities & Processing     2.19%
Federal National Mortgage Association           Finance              2.18%
Nine West Group Inc.                         Retail Trade            2.17%
Walgreen Co.                                 Retail Trade            2.17%

CHANGES IN PORTFOLIO SECTORS
Portfolio of investments as of 12/31/96

Consumer                 40%
Capital Goods            28%
Industrial               14%
Financial                15%
Cash/Short Term/Other     3%

 ...Compared to 12/31/95

Consumer                 34%
Capital Goods            24%
Industrial               20%
Financial                17%
Cash/Short Term/Other     5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1996

                                                                                    TOTAL RETURNS
                                                                          --------------------------------
                                                                                                  SINCE
                                                                           ONE         FIVE      10/19/90*
                                                                           YEAR       YEARS *    INCEPTION
                                                                          ------      -------    ---------
Landmark Equity Fund without Sales Charge ..........................      13.84%      11.80%      15.20%
Lipper Growth Funds Average ........................................      19.24%      13.04%      17.46%+
Standard & Poor's 500 Index ........................................      22.95%      15.20%      18.82%+
Landmark Equity Fund with Maximum Sales Charge of 4.75% ............       8.43%      10.72%      14.30%

* Average Annual Total Return.
+ From 10/31/90

30-Day SEC Yield               0.29%
Income Dividends Per Share    $0.118
Capital Gain Distributions    $1.204

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $22,915 with sales charge (as of 12/31/96). The graph shows how the Fund compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                Landmark          Landmark
               Equity Fund       Equity Fund         Lipper
                 Without            With          Growth Funds         S&P
               Sales Charge      Sales Charge        Average        500 Index
               ------------      ------------     ------------      ---------
Oct-90             9,847             9,379            10,000         10,000
Nov-90            10,438             9,942            10,660         10,646
Dec-90            10,534            10,034            11,014         10,943
Jan-91            10,996            10,474            11,690         11,420
Feb-91            11,811            11,250            12,534         12,237
Mar-91            11,888            11,323            12,938         12,533
Apr-91            11,635            11,082            12,922         12,563
May-91            12,427            11,837            13,456         13,104
Jun-91            11,723            11,167            12,795         12,504
Jul-91            12,412            11,822            13,430         13,087
Aug-91            13,111            12,488            13,838         13,397
Sep-91            12,667            12,065            13,712         13,173
Oct-91            12,956            12,340            13,993         13,350
Nov-91            12,401            11,812            13,435         12,812
Dec-91            13,772            13,118            14,921         14,277
Jan-92            13,549            12,905            14,997         14,012
Feb-92            13,883            13,224            15,208         14,194
Mar-92            13,515            12,874            14,755         13,917
Apr-92            13,571            12,927            14,656         14,326
May-92            13,538            12,895            14,738         14,397
Jun-92            13,106            12,484            14,309         14,182
Jul-92            13,665            13,016            14,821         14,762
Aug-92            13,285            12,654            14,499         14,460
Sep-92            13,576            12,931            14,724         14,630
Oct-92            13,923            13,261            15,021         14,681
Nov-92            14,694            13,996            15,769         15,182
Dec-92            14,818            14,114            16,061         15,369
Jan-93            14,897            14,189            16,259         15,498
Feb-93            14,684            13,986            16,004         15,709
Mar-93            15,535            14,797            16,447         16,040
Apr-93            15,289            14,563            15,937         15,652
May-93            15,726            14,979            16,516         16,071
Jun-93            15,572            14,833            16,566         16,118
Jul-93            15,370            14,640            16,526         16,054
Aug-93            16,066            15,302            17,225         16,662
Sep-93            16,110            15,345            17,401         16,534
Oct-93            16,335            15,559            17,643         16,876
Nov-93            16,133            15,367            17,297         16,716
Dec-93            16,635            15,845            17,797         16,918
Jan-94            16,973            16,166            18,322         17,494
Feb-94            16,703            15,909            18,036         17,020
Mar-94            15,961            15,203            17,187         16,277
Apr-94            16,253            15,481            17,244         16,486
May-94            16,579            15,792            17,310         16,756
Jun-94            16,103            15,339            16,727         16,346
Jul-94            16,607            15,819            17,169         16,882
Aug-94            17,020            16,211            17,955         17,574
Sep-94            16,584            15,797            17,632         17,149
Oct-94            16,894            16,091            17,911         17,546
Nov-94            16,333            15,557            17,239         16,902
Dec-94            16,568            15,781            17,398         17,151
Jan-95            16,674            15,882            17,520         17,595
Feb-95            17,260            16,440            18,173         18,280
Mar-95            17,682            16,842            18,678         18,819
Apr-95            17,870            17,021            19,061         19,372
May-95            18,444            17,568            19,616         20,145
Jun-95            18,736            17,846            20,420         20,613
Jul-95            19,328            18,410            21,372         21,295
Aug-95            19,139            18,229            21,537         21,348
Sep-95            19,719            18,782            22,157         22,249
Oct-95            19,778            18,838            21,825         22,169
Nov-95            20,843            19,853            22,585         23,140
Dec-95            21,132            20,128            22,664         23,586
Jan-96            21,685            20,655            23,149         24,388
Feb-96            21,820            20,784            23,672         24,615
Mar-96            22,213            21,158            23,883         24,852
Apr-96            22,385            21,322            24,669         25,217
May-96            22,791            21,708            25,323         25,865
Jun-96            23,042            21,948            24,958         25,963
Jul-96            21,727            20,695            23,475         24,816
Aug-96            22,310            21,250            24,304         25,339
Sep-96            23,551            22,432            25,682         26,763
Oct-96            23,563            22,444            25,857         27,502
Nov-96            24,879            23,697            27,398         29,578
Dec-96            24,057            22,915            27,001         28,993
--------------------------------------------------------------------------------
Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1996

ASSETS:
Investment in Equity Portfolio, at value (Note 1A) ...........................  $229,386,742
Receivable for shares of beneficial interest sold ............................       491,713
                                               -                                ------------
    Total assets .............................................................   229,878,455
                                               -                                ------------

LIABILITIES:
Payable for shares of beneficial interest repurchased ........................       831,121
Payable to affiliates--Shareholder servicing agents' fee (Note 2B) ...........        51,907
Accrued expenses and other liabilities .......................................        41,180
                                               -                                ------------
    Total liabilities ........................................................       924,208
                                               -                                ------------

NET ASSETS for 12,545,303 shares of beneficial interest outstanding ..........  $228,954,247
                                                                                ============

NET ASSETS CONSIST OF:
Paid-in capital ..............................................................  $171,392,666
Unrealized appreciation ......................................................    44,404,273
Accumulated net realized gain ................................................    13,032,442
Undistributed net investment income ..........................................       124,866
                                               -                                ------------
    Total ....................................................................  $228,954,247
                                                                                ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST ........        $18.25
                                                                                      ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($18.25/0.9525)        $19.16
                                                                                      ======

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996


INVESTMENT INCOME (Note 1B):

Dividend Income from Equity Portfolio ...................................     $3,308,036
Interest Income: from Equity Portfolio ..................................        522,929
Other Income: Foreign Tax reclaims ......................................         26,953
Allocated Expenses from Equity Portfolio ................................     (1,349,323)          $ 2,508,595
                                                                              ----------


EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ............................        561,584
Administrative fees (Note 2A) ...........................................        561,584
Distribution fees (Note 3) ..............................................        336,950
Expense fees (Note 6) ...................................................        224,619
                                                                              ----------
    Total expenses ......................................................      1,684,737
Less aggregate amount waived by Administrator and Distributor
  (Notes 2A and 3) ......................................................       (673,900)
                                                                              ----------
     Net expenses .......................................................                            1,010,837
                                                                                                   -----------
     Net investment income ..............................................                            1,497,758
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN FROM EQUITY PORTFOLIO:
Net realized gain .......................................................                           26,516,316
Net change in unrealized appreciation ...................................                            1,062,588
                                                                                                   -----------
     Net realized and unrealized gain from Equity Portfolio .............                           27,578,904
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                          $29,076,662
                                                                                                   ===========

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------
                                                                        1996                    1995
                                                                    ------------            ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income .......................................       $  1,497,758            $  2,546,594
Net realized gain ...........................................         26,516,316               7,372,648
Net change in unrealized appreciation .......................          1,062,588              37,840,071
                                                                    ------------            ------------
  Net increase in net assets resulting from operations ......         29,076,662              47,759,313
                                                                    ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................         (1,433,073)             (2,534,653)
Net realized gain ...........................................        (14,330,626)             (6,988,138)
                                                                    ------------            ------------
  Decrease in net assets from distributions to shareholders .        (15,763,699)             (9,522,791)
                                                                    ------------            ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ............................         13,950,013               9,027,385
Net asset value of shares issued to shareholders
  from reinvestment of distributions ........................         15,763,320               9,521,722
Cost of shares repurchased ..................................        (27,800,567)            (27,032,148)
                                                                    ------------            ------------
  Net increase (decrease) in net assets from transactions in
    shares of beneficial interest ...........................          1,912,766              (8,483,041)
                                                                    ------------            ------------
NET INCREASE IN NET ASSETS ..................................         15,225,729              29,753,481

NET ASSETS:
Beginning of period .........................................        213,728,518             183,975,037
                                                                    ------------            ------------
End of period (including undistributed net investment income
  of $124,866 and $69,808, respectively) ....................       $228,954,247            $213,728,518
                                                                    ============            ============

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                      1996        1995       1994++      1993++      1992++
                                                      ----        ----       ----        ----        ----
Net Asset Value, beginning of period ..........     $  17.20    $  14.13    $  14.80    $  13.23     $ 12.36
                                                    --------    --------    --------    --------     -------
Income From Operations:
Net investment income .........................        0.122       0.211       0.173       0.071**     0.065
Net realized and unrealized gain (loss) on
  investments .................................        2.250       3.651      (0.245)      1.550**     0.868
                                                    --------    --------    --------    --------     -------
     Total from operations ....................        2.372       3.862      (0.072)      1.621       0.933
                                                    --------    --------    --------    --------     -------
Less Distributions From:
  Net investment income .......................       (0.118)     (0.210)     (0.169)     (0.051)     (0.063)
  Net realized gain on investments ............       (1.204)     (0.582)     (0.429)         --          --
                                                    --------    --------    --------    --------     -------
      Total from distributions ................       (1.322)     (0.792)     (0.598)     (0.051)     (0.063)
                                                    --------    --------    --------    --------     -------
Net Asset Value, end of period.................     $  18.25    $  17.20    $  14.13    $  14.80     $ 13.23
                                                    ========    ========    ========    ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) .....     $228,954    $213,729    $183,975    $200,903     $10,973
Ratio of expenses to average net assets .......        1.05%(A)    1.05%(A)    1.05%(A)    1.07%       1.40%
Ratio of net investment income to average
  net assets ..................................        0.67%       1.30%       1.15%       0.52%       0.53%
Portfolio turnover(B) .........................           --          --          1%         23%         79%
Total return ..................................       13.84%      27.55%     (0.41)%      12.26%       7.60%

    Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws for the year ended
    December 31, 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share ........       $0.067      $0.170      $0.136      $0.029**   $(0.070)
   Ratios:
Expenses to average net assets ................        1.35%(A)    1.30%(A)    1.29%(A)    1.37%       2.50%
Net investment income (loss) to
 average net assets ...........................        0.37%       1.05%       0.91%       0.21%     (0.57)%

 ** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Equity Portfolio allocated expenses for the periods subsequent to May 1,
    1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 ++ On May 1, 1994 the fund began investing all of its investable assets in Equity Portfolio.

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (79.5% at December 31, 1996) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the fund reclassified $9,627 from undistributed net investment income, $274,873 to paid-in capital and $265,246 from accumulated net realized gain on investments.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $561,584 of which $449,267 was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $561,584 for the year ended December 31, 1996.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $336,950, of which $224,633 was voluntarily waived for the year ended December 31, 1996. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $13,658,540 and $28,206,327, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1996           1995
                                          ----------     ----------
Shares sold .....................            770,660        566,734
Shares issued to
 shareholders from rein-
 vestment of distributions ......            862,316        571,311
Shares repurchased ..............         (1,514,522)    (1,731,639)
                                          ----------     ----------
 Net increase (decrease) ........            118,454       (593,594)
                                          ==========     ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay LFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis, exceed an agreed upon rate, currently 1.05% of the Fund's average daily net assets.

 Landmark Equity Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS II (THE TRUST): LANDMARK EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Equity Fund (the "Fund"), a series of Landmark Funds II, at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 4, 1997

 Equity Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1996

ISSUER                                               SHARES            VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 COMMON STOCKS--97.1%
--------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.9%
Interpublic Group Inc....................            58,200      $  2,764,500
                                                                 ------------
COMMODITIES & PROCESSING - 5.2%
Morton International Inc. ...............            75,000         3,056,250
Praxair Inc..............................           123,800         5,710,275
Sigma Aldrich Corp.......................           101,215         6,319,611
                                                                 ------------
                                                                   15,086,136
                                                                 ------------
CONSUMER-NON DURABLES - 12.7%
Clorox Co................................            58,100         5,831,788
Coca-Cola Co.............................            55,600         2,925,950
Colgate-Palmolive Co.....................            73,700         6,798,825
Gillette Co..............................            98,600         7,666,150
Kimberly-Clark Corp......................            68,700         6,543,675
Procter & Gamble Co.......................            63,500         6,826,250
                                                                 ------------
                                                                   36,592,638
                                                                 ------------
CONSUMER SERVICES - 7.1%
Carnival Corp............................           185,500         6,121,500
CUC International Inc.*...................           221,250         5,254,688
Gannett Co. Inc..........................            37,500         2,807,813
Regal Cinemas Inc.*......................           108,300         3,330,225
Washington Post Co.......................             8,500         2,848,562
                                                                 ------------
                                                                   20,362,788
                                                                 ------------
HEALTH SERVICES/TECHNOLOGY - 13.0%
Cardinal Health Inc......................            99,300         5,784,225
Health Management Associates*............           248,150         5,583,375
Johnson & Johnson.........................           126,000         6,268,500
Medtronic, Inc...........................            86,600         5,888,800
Pfizer Inc...............................            69,900         5,792,962
Schein Henry, Inc.*......................            80,200         2,756,875
Schering-Plough Corp.....................            42,300         2,738,925
Warner Lambert Co........................            36,400         2,730,000
                                                                 ------------
                                                                   37,543,662
                                                                 ------------
PRODUCER MANUFACTURING - 10.9%
Crane Co.................................            96,750         2,805,750
Danaher Corp.............................            66,800         3,114,550
Deere & Co................................           121,600         4,940,000
Emerson Electric Co......................            63,100         6,104,925
Federal Signal Corp......................           220,400         5,702,850
General Electric Co. ....................            60,400         5,972,050
Xerox Corp...............................            55,300         2,910,163
                                                                 ------------
                                                                   31,550,288
                                                                 ------------
RETAIL TRADE - 6.5%
Hannaford Brothers Co....................            86,400         2,937,600
Kohls Corporation*.......................            81,600         3,202,800
Nine West Group Inc.*....................           135,000         6,260,625
Walgreen Co..............................           156,500         6,260,000
                                                                 ------------
                                                                   18,661,025
                                                                 ------------
ELECTRONICS/TECHNICAL SERVICES - 16.7%
Affiliated Computer Services*............           116,400         3,462,900
Andrew Corporation*......................           100,000         5,306,250
Automatic Data Processing................           133,500         5,723,813
Cisco Systems, Inc.*.....................            80,600         5,128,175
Computer Associates Intl. Inc. ..........            93,225         4,637,944
Intel Corp...............................            41,700         5,460,093
Network General Corp.*...................            50,100         1,515,525
Oracle Corp.*............................           137,550         5,742,712
Parametric Technology Corp.*.............            72,800         3,740,100
Perkin-Elmer Corp........................            74,200         4,368,525
Sungard Data Systems, Inc.*..............            77,800         3,073,100
                                                                 ------------
                                                                   48,159,137
                                                                 ------------
ENERGY MINERALS - 6.5%
Exxon Corp. .............................            55,900         5,478,200
Mobil Corp...............................            22,000         2,689,500
Royal Dutch Petroleum Co., ADRs..........            31,100         5,310,325
Unocal Corp..............................           129,500         5,260,937
                                                                 ------------
                                                                   18,738,962
                                                                 ------------
FINANCE - 15.4%
American International
   Group Inc.............................            65,400       $ 7,079,550
Federal National Mortgage
   Association...........................           169,000         6,295,250
Franklin Resources Inc...................            85,600         5,852,900
MBIA Inc. ................................            32,200         3,260,250
Norwest Corp.............................           141,900         6,172,650
State Street Boston Corp.................           104,000         6,708,000
Travelers Group Inc......................           130,365         5,915,312
Zions BanCorporation.....................            30,000         3,120,000
                                                                 ------------
                                                                   44,403,912
                                                                 ------------
TRANSPORTATION - 2.2%
Wisconsin Central Transport*.............           160,000         6,340,000
                                                                 ------------
TOTAL COMMON STOCKS
   (Identified Cost $228,848,749)........                         280,203,048
                                                                 ------------

                                                  PRINCIPAL
ISSUER                                               AMOUNT            VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS AT
  AMORTIZED COST--3.1%
--------------------------------------------------------------------------------
United States Treasury Bill
   due 4/3/97............................        $9,117,000      $  8,998,768
                                                                 ------------
TOTAL INVESTMENTS .......................        100.2%           289,201,816
  (Identified Cost $237,847,517)
OTHER ASSETS,
   LESS LIABILITIES .....................         (0.2)              (639,544)
                                                 -----           ------------
NET ASSETS ..............................        100.0%          $288,562,272
                                                 =====           ============
ADRs--American Depositary Receipts

*Non-income producing

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996

ASSETS:
Investments at value (Note 1A) (Identified Cost, $237,847,517) .........        $289,201,816
Cash ...................................................................              14,952
Dividends and interest receivable ......................................             238,090
                                                                                ------------
    Total assets .......................................................         289,454,858
                                                                                ------------
LIABILITIES:
Payable for investments purchased ......................................             729,926
Payable to affiliates--Investment advisory fees (Note 2) ...............              131,922
Accrued expenses and other liabilities .................................              30,738
                                                                                ------------
    Total liabilities ..................................................             892,586
                                                                                ------------
NET ASSETS .............................................................        $288,562,272
                                                                                ------------
REPRESENTED BY:
Paid-in capital for beneficial interests ...............................        $288,562,272
                                                                                ============

See notes to financial statements


 Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $67,898) ...............         $4,073,000
Interest ............................................................            641,497
                                                                              ----------
  Total Income ......................................................                              $ 4,714,497

EXPENSES:
Investment advisory fees (Note 2) ...................................          1,387,227
Administrative fees (Note 3) ........................................            138,723
Expense fees (Note 6) ...............................................            138,757
                                                                              ----------
  Total expenses ....................................................                                1,664,707
                                                                                                   -----------
  Net investment income .............................................                                3,049,790
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions ......................                               28,518,761
Unrealized appreciation of investments--
   Beginning of period ..............................................         46,522,076
   End of period ....................................................         51,354,299
                                                                              ----------
 Net change in unrealized appreciation ..............................                                4,832,223
                                                                                                   -----------
   Net realized and unrealized gain on investments ..................                               33,350,984
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                              $36,400,774
                                                                                                   ===========

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
                                                                          YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------
                                                                         1996                   1995
                                                                     ------------           ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ........................................       $  3,049,790           $  3,620,844
Net realized gain on investment transactions .................         28,518,761              7,439,032
Net change in unrealized appreciation of investments .........          4,832,223             41,047,263
                                                                     ------------           ------------
    Net increase in net assets resulting from operations .....         36,400,774             52,107,139
                                                                     ------------           ------------

CAPITAL TRANSACTIONS:
Proceeds from contributions ..................................         61,756,061             43,731,563
Value of withdrawals .........................................        (55,752,909)           (36,365,840)
                                                                     ------------           ------------
    Net increase in net assets from capital transactions .....          6,003,152              7,365,723
                                                                     ------------           ------------

NET INCREASE IN NET ASSETS: ..................................         42,403,926             59,472,862
NET ASSETS:
Beginning of period ..........................................        246,158,346            186,685,484
                                                                     ------------           ------------
End of period ................................................       $288,562,272           $246,158,346
                                                                     ============           ============

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                                 MAY 1, 1994
                                                         YEAR ENDED DECEMBER 31,                (COMMENCEMENT
                                                 ------------------------------------         OF OPERATIONS) TO
                                                     1996                    1995             DECEMBER 31, 1994
                                                 ------------             -----------         -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ......    $288,562                $246,158                $186,685
Ratio of expenses to average net assets ........       0.60%                   0.60%                   0.60%*
Ratio of net investment income to average
    net assets .................................       1.10%                   1.73%                   1.81%*
Portfolio turnover .............................         90%                     67%                     35%
Average Commission rate per share (A) ..........     $0.0585                     N/A                     N/A

  * Annualized
(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

E. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,387,227 for the year ended December 31, 1996. The investment advisory fees are computed at the annual rate of 0.50% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $138,723 for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $247,813,845 and $239,153,783, respectively, for the year ended December 31, 1996.

(5) FEDERAL INCOME TAX BASIS
     OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost ...................         $237,847,517
                                           ============
Gross unrealized appreciation ....         $ 53,947,816
Gross unrealized depreciation ....           (2,593,517)
                                           ------------
Net unrealized appreciation ......         $ 51,354,299
                                           ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.60% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Portfolio was $1,110. Since the line of credit was established, there have been no borrowings.

 Equity Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT
 AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, EQUITY PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997

--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other States, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
(OF SMALL CAP EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/SC/A/96                              Printed on Recycled Paper


[logo] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.


       LANDMARK
       SMALL CAP
       EQUITY FUND


       ANNUAL
       REPORT
       December 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

  While 1996 was an excellent year for well established, large-capitalization stocks in the U.S., small capitalization stocks lagged as investors placed a substantial premium on quality and liquidity during the second half of the year. Nonetheless, the Landmark Small Cap Equity Fund provided highly competitive returns during the period, outpacing both the Russell 2000 small cap stock index and the S&P 500 index of large stocks. The Fund had a particularly strong first half of the year, when it was lauded by several financial publications for its performance. We attribute the Fund's success to the investment adviser's thorough and disciplined approach to security selection.

  The Landmark Small Cap Equity Fund continued to be managed to achieve its investment objective: long-term capital growth. Through its investment in Small Cap Equity Portfolio, the Fund participates primarily in the ownership of common stocks issued by domestic companies with market capitalizations of $750 million or less.

  This report reviews the Portfolio's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the U.S. small-capitalization stock market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  Letter to Shareholders             LANDMARK SMALL CAP EQUITY FUND
-------------------------------------- -----------------------------------------
 2  Market Environment                  6   Statement of Assets and Liabilities
    Fund Snapshot                      -----------------------------------------
--------------------------------------  7   Statement of Operations
 3  Portfolio Manager                  -----------------------------------------
    The Investment Adviser Responds     8   Statement of Changes in Net Assets
-------------------------------------- -----------------------------------------
 4  Strategy and Outlook                9   Financial Highlights
    Small Cap Equity Portfolio         -----------------------------------------
      by the Numbers                   10   Notes to Financial Statements
-------------------------------------- -----------------------------------------
 5  Fund Data                          12   Independent Auditors' Report
    Performance Highlights             -----------------------------------------
                                       SMALL CAP EQUITY PORTFOLIO
                                       -----------------------------------------
                                       13   Portfolio of Investments
                                       -----------------------------------------
                                       15   Statement of Assets and Liabilities
                                            Statement of Operations
                                       -----------------------------------------
                                       16   Statement of Changes in Net Assets
                                            Financial Highlights
                                       -----------------------------------------
                                       17   Notes to Financial Statements
                                       -----------------------------------------
                                       19   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

  After substantial gains during the first half of 1996, the small capitalization market experienced a significant correction in July, a 16% sell-off triggered by disappointing earnings by a small number of technology companies. Although many small cap companies recovered from July's set-back during the second half of the year, the broader small cap market underperformed its large-capitalization counterpart for the 12-month period ended December 31, 1996.

  Fortunately, July's disappointing earnings reports were limited to just a few high-profile companies, and the majority of small cap stocks produced earnings in line with most analysts' expectations. Yet, the small cap market did not recover fully even after investors' fears of slower earnings growth dissipated. Instead, investors redirected their investments from small cap stocks to large cap stocks in an attempt to reduce risks in an uncertain environment.

  We believe that the advent of lower prices without an earnings-growth slowdown has created excellent opportunities in small cap stocks. The sector's underperformance relative to larger companies has created attractive valuations for many fast-growing companies; as a result, they are now available at attractive prices. We expect to take full advantage of these opportunities as the market environment evolves during the coming months.

--------------------------------------------------------------------------------
 FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
June 21, 1995

NET ASSETS AS OF 12/31/96
$24.3  million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARK
o Lipper Small Company Growth Fund Average
o Russell 2000(R) Index

INVESTMENT ADVISER,
SMALL CAP EQUITY PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER*

DAVID N. PEARL
Vice President, Citibank, N.A.

Mr. Pearl is a Portfolio Manager of U.S. Equity Assets for institutional clients, with a focus on small and medium capitalization stocks.

Prior to joining Citibank in 1994, Mr. Pearl was a Portfolio Manager at Fleming Capital Management where he managed a $125 million unit trust and invested over $750 million in small capitalization growth stocks. Prior to this he was with Bankers Trust Company, managing over $2 billion for institutional equity clients. Mr. Pearl has also held the position of Research Analyst with BEA Associates and has worked as a Manager, High Technology Programs for Coopers & Lybrand.

LINDA J. INTINI
Vice President, Citibank, N.A.

*Effective February 24, 1997, Linda J. Intini became Portfolio Manager of the Portfolio. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.


--------------------------------------------------------------------------------
 THE INVESTMENT ADVISER RESPONDS

  The Portfolio's investment adviser, Citibank, N.A., employs a bottom-up approach to finding opportunities in the small capitalization marketplace, focusing on the growth prospects of individual companies rather than anticipating the effects of macroeconomic and industry trends. This company-by-company evaluation leads us to the stocks of companies with above-average growth rates and excellent prospects for the future. For example, among the fundamentally strong companies we have found are a medical services firm with a new insurance-eligible diagnostic test for cervical cancer, a fast-growing toy company with a valuable manufacturing license and clever management, and a technology company that is poised to benefit from the evolution of the semiconductor industry.

  Although we select securities for the Portfolio on a company-by-company basis, we manage risk with a top-down perspective by limiting the extent to which the portfolio's sector composition differs from the Russell 2000 small cap stock index. This approach prevents us from establishing excessively large positions in any particular economic sector, as can happen when strong industry fundamentals create attractive growth prospects for a number of similar companies.

  For example, when our stock selection criteria identified many rapidly growing companies in the consumer discretionary sector of the economy in 1996, our risk discipline led us to limit our overweighting versus the Russell 2000. Similarly, the Portfolio ended the year with a relatively smaller percentage of its assets in financial stocks as we realized profits in some of our successful banking and financial services positions, but we maintained a prudent level of investment in this sector. All other economic sectors, including technology, ended the year reasonably close to their "neutral" weightings as represented in the index.

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

"We expect money to flow back into small-cap stocks when investors become concerned that large-cap valuations are too high."

"It is very unusual for small stocks to underperform large stocks in the absence of an earnings slowdown, which is the situation we faced during the second half of 1996."

"Slow growth, low inflation and reasonable interest rates should be beneficial for small-cap stocks in 1997."

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 12/31/96)
--------------------------------------------------------------------------------
NAME                                   INDUSTRY SECTOR        % OF NET ASSETS

Cytyc Corp.                               Health Care              2.12%
Mastech Corp.                             Technology               2.12%
Network General Corp.                     Technology               2.11%
Metro Networks Inc.                    Consumer Services           2.08%
Performance Food Group Co.             Consumer Staples            2.08%
Lomak Petroleum Inc.                     Other Energy              2.05%
Belco Oil & Gas Corp.                    Other Energy              2.03%
American Homepatient                      Health Care              2.02%
NCS Healthcare Inc.                       Health Care              2.02%
Roosevelt Financial Group             Financial Services           2.01%

---------------------------------------------------------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1996

                                                                                       TOTAL RETURNS
                                                                                 ------------------------
                                                                                                 SINCE
                                                                                   ONE          6/21/95
                                                                                   YEAR        INCEPTION*
                                                                                 ---------     -----------
Landmark Small Cap Equity Fund without Sales Charge                                37.80%        56.98%
Lipper Small Company Growth Fund Average                                           20.20%        22.52%+
Russell 2000 Index                                                                 16.50%        17.14%+
Landmark Small Cap Equity Fund with Maximum Sales Charge of 4.75%                  31.25%        52.07%


*  Average Annualized Total Return
+  From 6/30/95


Income Dividends Per Share $0.000
Capital Gain Distribution  $1.501

-------------------------------------------------------------------------------
 Performance Highlights

A $10,000 investment in the Fund made on inception date would have grown to $19,002 with sales charge (as of 12/31/96). The graph shows how the Fund compares to our benchmarks over the same period.


The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

-------------------------------------------------------------------------------
               Landmark       Landmark
               Small Cap      Small Cap      Lipper         Russell
               w/o sales      w sales       Small Co.        2000
                charge        charge        Average         Index
-------------------------------------------------------------------------------
Jun-95         10,050          9,573         10,000         10,000
Jul-95         10,970         10,449         10,748         10,576
Aug-95         11,640         11,087         10,925         10,795
Sep-95         12,000         11,430         11,188         10,988
Oct-95         11,980         11,411         10,812         10,497
Nov-95         13,550         12,906         11,212         10,938
Dec-95         14,478         13,790         11,375         11,227
Jan-96         14,842         14,137         11,295         11,214
Feb-96         16,297         15,523         11,763         11,564
Mar-96         17,126         16,313         12,077         11,804
Apr-96         19,199         18,287         12,980         12,435
May-96         20,584         19,606         13,547         12,925
Jun-96         19,963         19,015         13,023         12,394
Jul-96         17,674         16,835         11,903         11,311
Aug-96         19,870         18,927         12,624         11,968
Sep-96         20,712         19,728         13,265         12,436
Oct-96         20,076         19,122         13,000         12,606
Nov-96         20,455         19,474         13,378         12,724
Dec-96         19,950         19,002         13,582         12,692

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Small Cap Equity Fund
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1996

ASSETS:
Investment in Small Cap Equity Portfolio, at value (Note 1A) .................   $24,342,788
Receivable for shares of beneficial interest sold ............................       156,908
Receivable from the Administrator ............................................        32,620
                                                                                 -----------
    Total Assets .............................................................    24,532,316
                                                                                 -----------
LIABILITIES:
Payable for shares of beneficial interest repurchased ........................       182,766
Payable to affiliates - Shareholder servicing agents' fees (Note 2B) .........         5,378
Accrued expenses and other liabilities .......................................        32,903
                                                                                 -----------
    Total liabilities ........................................................       221,047
                                                                                 -----------
NET ASSETS for 1,334,913 shares of beneficial interest outstanding ...........   $24,311,269
                                                                                 ===========
NET ASSETS CONSIST OF:
Paid-in capital ..............................................................   $21,840,115
Unrealized appreciation ......................................................     2,471,154
                                                                                 -----------
    Total ....................................................................   $24,311,269
                                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST ........   $     18.21
                                                                                 ===========
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($18.21/0.9525)        $19.12
                                                                                      ======

See notes to financial statements

 Landmark Small Cap Equity Fund
-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B):
Dividend Income from Small Cap Equity Portfolio ...........................................         $    61,549
Interest Income from Small Cap Equity Portfolio ...........................................              58,104
Allocated Expenses from Small Cap Equity Portfolio ........................................             (88,233)        $    31,420
                                                                                                    -----------
EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ..............................................              39,957
Administrative fees (Note 2A) .............................................................              39,957
Distribution fees (Note 3) ................................................................              23,974
Auditing fees .............................................................................              16,100
Transfer agent fees .......................................................................              12,000
Shareholder reports .......................................................................              10,817
Legal fees ................................................................................               5,853
Trustees fees .............................................................................               5,251
Custodian fees ............................................................................               3,750
Registration fees .........................................................................               2,035
Miscellaneous .............................................................................               2,943
                                                                                                    -----------
   Total expenses .........................................................................             162,637
Less expenses assumed by the Administrator ................................................             (32,620)
Less aggregate amount waived by Administrator, Distributor and Shareholder
  Servicing Agents (Note 2A, 2B and 3) ....................................................             (77,762)
                                                                                                    -----------
     Net expenses .........................................................................                                  52,255
                                                                                                                        -----------
     Net investment loss ..................................................................                                 (20,835)
                                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM SMALL CAP EQUITY PORTFOLIO:
Net realized gain .........................................................................           1,458,685
Net change in unrealized appreciation (depreciation) ......................................           1,745,364
                                                                                                    -----------
  Net realized and unrealized gain (loss) from Small Cap Equity Portfolio .................                               3,204,049
                                                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................                             $ 3,183,214
                                                                                                                        ===========

See notes to financial statements

 Landmark Small Cap Equity Fund
-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    JUNE 21, 1995
                                                                                                                    (COMMENCEMENT
                                                                                                YEAR ENDED         OF OPERATIONS) TO
                                                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                                                             ----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss) .......................................................           $    (20,835)           $     16,583
Net realized gain ..................................................................              1,458,685                 288,370
Net change in unrealized appreciation ..............................................              1,745,364                 725,790
                                                                                               ------------            ------------
  Net increase in net assets resulting from operations .............................              3,183,214               1,030,743
                                                                                               ------------            ------------

Distributions to Shareholders from:
Net investment income ..............................................................                   --                   (16,583)
Net realized gain ..................................................................             (1,756,057)                (34,115)
                                                                                               ------------            ------------
  Decrease in net assets from distributions to shareholders ........................             (1,756,057)                (50,698)
                                                                                               ------------            ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares ...................................................             20,246,660               4,202,811
Net asset value of shares issued to shareholders
  from reinvestment of distributions ...............................................              1,743,625                  51,172
Cost of shares repurchased .........................................................             (4,253,714)                (86,487)
                                                                                               ------------            ------------
Net increase in net assets from transactions in shares
  of beneficial interest ...........................................................             17,736,571               4,167,496
                                                                                               ------------            ------------

NET INCREASE IN NET ASSETS .........................................................             19,163,728               5,147,541

NET ASSETS:
Beginning of period ................................................................              5,147,541                    --
                                                                                               ------------            ------------
End of period (including undistributed investment income
  of $0 and $0, respectively) ......................................................           $ 24,311,269            $  5,147,541
                                                                                               ============            ============

See notes to financial statements

 Landmark Small Cap Equity Fund
---------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                            June 21, 1995
                                                                                          (COMMENCEMENT OF
                                                                       YEAR ENDED          OPERATIONS) TO
                                                                    DECEMBER 31, 1996     DECEMBER 31, 1995
                                                                    ----------------      ----------------

Net Asset Value, beginning of period ...........................       $ 14.32                 $10.00
                                                                         -----                 -----
Income From Operations:
Net investment income (loss) ...................................        (0.016)                  0.05
Net realized and unrealized gain ...............................         5.407                   4.42
                                                                         -----                 -----
     Total from operations .....................................         5.391                   4.47
                                                                         -----                 -----

Less Distributions From:
  Net investment income ........................................            --                  (0.05)
  Net realized gain ............................................        (1.501)                 (0.10)
                                                                         -----                 -----
      Total from distributions .................................        (1.501)                 (0.15)
                                                                         -----                 -----
Net Asset Value, end of period .................................       $ 18.21                 $14.32
                                                                         =====                 =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) ......................       $24,311                 $5,148
Ratio of expenses to average net assets (A) ....................          0.88%                    0%
Ratio of net investment income (loss) to average net assets ....         (0.13)%                 1.21%*
Total return ...................................................         37.80%                 44.78%**

   Note: If Agents of the Fund and Agents of Small Cap Equity Portfolio had not  voluntarily waived a portion of their fees, assumed Fund expenses for the periods indicated and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

   Net investment income (loss) per share ......................       $(0.133)               $(0.288)
   Ratios:
   Expenses to average net assets (A) ..........................          1.83%                  2.50%*
   Net investment income (loss) to average net assets ..........         (1.08)%                (1.29)%*

  * Annualized
 ** Not Annualized
(A) Includes the Fund's share of Small Cap Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

 Landmark Small Cap Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Small Cap Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Small Cap Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (51.6% at December 31, 1996) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the Fund reclassified $20,835 to net investment income, $41,889 to accumulated net gain on investments and $62,724 from paid-in-capital.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $39,957, all of which was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $39,957 of which $13,831 was voluntarily waived for the year ended December 31, 1996.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $23,974 all of which was voluntarily waived for the year ended December 31, 1996. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the period aggregated $20,248,173 and $4,130,131 respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:
                                                          June 21, 1995
                                          Year Ended    (Commencement of
                                         December 31,    Operations) to
                                             1996       December 31, 1995
                                         -----------     ---------------
Shares sold .......................        1,099,302         362,453
Shares issued to shareholders from
  reinvestment of distributions ...           96,298           3,754
Shares repurchased ................         (220,253)         (6,641)
                                           ---------         -------
Net increase ......................          975,347         359,566
                                           =========         =======

(6) ASSUMPTION OF EXPENSES
LFBDShas voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 1996, which amounted to $32,620.

 Landmark Small Cap Equity Fund
-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS II (THE TRUST): LANDMARK SMALL CAP EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Small Cap Equity Fund (the "Fund"), a series of Landmark Funds II, at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 4, 1997

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1996

ISSUER                                              SHARES          VALUE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
------------------------------------------------------------------------------

CONSUMER DISCRETIONARY/SERVICES - 23.3%
Anchor Gaming*...........................            22,200       $   893,550
Bally Entertainment Corp.* ..............             8,800           316,800
Film Roman Inc.*.........................           110,450           842,181
Forensic Technologies*...................            41,900           408,525
Forrester Research Inc.*.................             3,800            97,850
Gadzooks Inc.*...........................            43,600           795,700
HeftelBroadcasting Corp.* ...............            27,150           855,225
Lamar Advertising Co.*...................            35,200           853,600
Metro Networks Inc.*.....................            38,800           979,700
Micro Warehouse Inc.*....................            32,800           385,400
Regal Cinemas*...........................            30,300           931,725
Remedy Temp Inc.*........................            54,950           947,888
Snyder Communications Inc.*..............            32,500           877,500
Suburban Lodges America*.................            55,700           891,200
Toy Biz Inc.*............................            46,850           913,575
                                                                  -----------
                                                                   10,990,419
                                                                  -----------
CONSUMER STAPLES - 7.4%
Carson Inc.*.............................            61,650           855,394
Consolidated Cigar Holdings*.............            33,150           820,462
Performance Food Group Co.*..............            63,400           982,700
Worthington Foods Inc....................            43,933           834,727
                                                                  -----------
                                                                    3,493,283
                                                                  -----------
FINANCIAL SERVICES - 12.7%
First Empire State Corp..................             2,950           849,600
Interwest Bancorp Inc.*..................            26,000           838,500
Investors Financial Services Corp.*......            30,900           857,475
Roosevelt Financial Group................            45,150           948,150
Sirrom Capital Corp......................            22,950           843,413
Texas Regional Bank Shares "A"...........            24,400           829,600
WestAmerica Bancorp......................            14,200           820,050
                                                                  -----------
                                                                    5,986,788
                                                                  -----------

HEALTH CARE - 12.7%
American HomePatient*....................            34,900           951,025
Cytyc Corp.*.............................            37,050         1,000,350
ESC Medical Systems Ltd.*................            32,800           836,400
Integrated Living Community..............           100,400           577,300
NCS Healthcare Inc. Class "A"*...........            32,600           949,475
Physicians Sales & Service*..............            58,250           837,344
Vivus Inc.*..............................            23,200           841,000
                                                                  -----------
                                                                    5,992,894
                                                                  -----------
INTEGRATED OILS - 1.6%
Giant Industries Inc.....................            54,550           763,700
                                                                  -----------

MATERIALS & PROCESSING - 3.7%
Carbide/Graphite Group*..................            45,350           889,993
Intertape Polymer Group..................            35,950           826,850
                                                                  -----------
                                                                    1,716,843
                                                                  -----------
OTHER ENERGY - 4.1%
Belco Oil & Gas Corp. ...................            34,950           956,756
Lomak Petroleum Inc......................            56,550           968,419
                                                                  -----------
                                                                    1,925,175
                                                                  -----------
PRODUCER DURABLES - 11.9%
Blount Inc. Class "A"....................            22,050           846,168
Champion Enterprises Inc.*...............            44,000           858,000
Dupont Photomasks*.......................            19,050           864,393
Hardinage Inc.*..........................            31,800           846,675
Panavision Inc.*.........................            39,800           825,850
Polycom Inc.*............................            95,050           463,369
Uniphase Corp.*..........................            16,700           876,750
                                                                  -----------
                                                                    5,581,205
                                                                  -----------
TECHNOLOGY - 18.4%
Activision Inc.*.........................            64,550           831,081
Epic Design Technology Inc.*.............            33,650           841,250
Inso Corp.*..............................            21,550           856,613
Macromedia Inc.*.........................            46,100           829,800
Mastech Corp.*...........................            52,500           997,500
Midway Games Inc.*.......................            44,650           904,163
Network General Corp.*...................            32,950           996,738
Phoenix Technology Ltd.*.................            52,650           848,981
S3 Inc.*.................................            50,100           814,125
Silicon Valley Research Inc.*............            71,000           142,000
Triquint Semiconductor Inc.*.............            23,326           615,223
                                                                  -----------
                                                                    8,677,474
                                                                  -----------
UTILITIES - 3.5%
Atlantic Tele-Network*...................            51,200           780,800
PLD Telekom Inc.*........................           144,900           887,513
                                                                  -----------
                                                                    1,668,313
                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $44,553,392)                                     46,796,094
                                                                  -----------

------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS, AT AMORTIZED COST -- 5.4%
------------------------------------------------------------------------------
Morgan Stanley Repurchase Agreement
   5.90% due 1/02/97 proceeds at
   maturity $593,648 (collateralized by
   $255,531 U.S. Treasury Note
   10.625% due 8/15/15,
   $259,276 U.S. Treasury Note
   12.00% due 8/15/13 and
   $91,795 U.S. Treasury Note
   9.125% due 5/15/18) ..................                             593,648
United States Treasury Bills
   5.04% due 4/03/97.....................                           1,973,960
                                                                  -----------
                                                                    2,567,608
                                                                  -----------

Total Investments ..............   104.7%                          49,363,702
 (Identified Cost $47,121,000)
Other Assets,
 Less Liabilities ..............    (4.7)                          (2,221,380)
                                   -----                          -----------
Net Assets .....................   100.0%                         $47,142,322
                                   =====                          ===========

* Non income producing

See notes to financial statements

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996


ASSETS:
Investments at value (Note 1A) (Identified Cost, $47,121,000) ...    $49,363,702
Dividend and Interest receivable ................................          9,459
                                                                     -----------
    Total assets ................................................     49,373,161
                                                                     -----------
LIABILITIES:
Payable for investments purchased ...............................      2,168,062
Payable to affiliates - Investment advisors fees (Note 2) .......         29,295
Accrued expenses and other liabilities ..........................         33,482
                                                                     -----------
    Total liabilities ...........................................      2,230,839
                                                                     -----------
Net Assets ......................................................     47,142,322
                                                                     ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ........................    $47,142,322
                                                                     ===========
See notes to financial statements

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME:
  Interest Income ..................................   $    75,339
  Dividend Income ..................................        73,749  $   149,088
                                                       -----------

EXPENSES:
Investment advisory fees (Note 2) ..................       147,259
Auditing fees ......................................        28,800
Custodian fees .....................................        31,705
Legal fees .........................................         5,853
Administrative fees (Note 3) .......................         9,817
Trustee fees .......................................         5,001
Miscellaneous ......................................         2,022
                                                       -----------
  Total expenses ...................................       230,457
Less aggregate amount waived by Investment
 Adviser and Administrator (Notes 2 and 3) .........      (109,905)
                                                       -----------
  Net expenses .....................................                    120,552
                                                                    -----------
  Net investment income ............................                     28,536
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions .....                  1,063,995
Unrealized appreciation of investments--
   Beginning of period .............................       725,820
   End of period ...................................     2,242,702
                                                       -----------
 NET CHANGE IN UNREALIZED APPRECIATION .............                  1,516,882
                                                                    -----------
   Net realized and unrealized gain on investments .                  2,580,877
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $ 2,609,413
                                                                    ===========

See notes to financial statements

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                            JUNE 21, 1995
                                                                                            (COMMENCEMENT
                                                                       YEAR ENDED          OF OPERATIONS) TO
                                                                    DECEMBER 31, 1996      DECEMBER 31, 1995
                                                                    ----------------       ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                                  $    28,536           $   16,583
Net realized gain on investment transactions .................           1,063,995              288,385
Net change in unrealized appreciation of investments .........           1,516,882              725,820
                                                                       -----------           ----------
    Net increase in net assets resulting from operations .....           2,609,413            1,030,788
                                                                       -----------           ----------
CAPITAL TRANSACTIONS:
Proceeds from contributions ..................................          45,631,942            4,044,649
Value of withdrawals .........................................          (6,088,455)             (86,015)
                                                                       -----------           ----------
    Net increase in net assets from capital transactions .....          39,543,487            3,958,634
                                                                       -----------           ----------
NET INCREASE IN NET ASSETS: ..................................          42,152,900            4,989,422
NET ASSETS:
Beginning of period ..........................................           4,989,422                   --
                                                                       -----------           ----------
End of period ................................................         $47,142,322           $4,989,422
                                                                       ===========           ==========

See notes to financial statements

 Small Cap Equity Portfolio
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                             JUNE 21, 1995
                                                                                             (COMMENCEMENT
                                                                       YEAR ENDED          OF OPERATIONS) TO
                                                                    DECEMBER 31, 1996      DECEMBER 31, 1995
                                                                    -----------------      -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ......................           $47,142               $4,989
Ratio of expenses to average net assets ........................             0.61%                   -0-
Ratio of net investment income to average net assets ...........             0.15%                 1.22%*
Portfolio turnover .............................................                89%                  41%
Average commission rate per share (A) ..........................           $0.0467                   N/A

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees and assumed Portfolio expenses for the periods indicated and had expenses been limited to that required by certain state securities law for the period ended
December 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets .................................             1.17%                 2.50%*
Net investment income (loss) to average net assets .............             (0.41)%              (1.28%)*

(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after
    September 1, 1995.
  * Annualized

See notes to financial statements

 Small Cap Equity Portfolio
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Small Cap Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. (Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $147,259 of which $100,088 was voluntarily waived for the year ended December 31, 1996. The Investment advisory fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $9,817 all of which was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $57,523,457 and $17,005,422, respectively, for the year ended December 31, 1996.

(5)  FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

          Aggregate cost                          $47,121,000
                                                  ===========
          Gross unrealized appreciation ......    $ 4,705,927
          Gross unrealized depreciation ......     (2,463,225)
                                                  -----------
          Net unrealized appreciation ........    $ 2,242,702
                                                  ===========

(6) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Portfolio was $86. Since the line of credit was established, there have been no borrowings.

 Small Cap Equity Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, SMALL CAP EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Cap Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996, the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997

--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City